THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

Legal & General Retirement Income 2040 Fund

Legal & General Long Duration U.S. Credit Fund

Legal & General Global Developed Equity Index Fund

Legal & General Cash Flow Matched Bond Fund

Legal & General U.S. Credit Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated January 19, 2024 to the Funds’ Prospectuses (the “Prospectuses”) and Statement of Additional Information (“SAI”), each dated March 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of the Trust, at the recommendation of Legal & General Investment Management America, Inc. (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Funds are closed to investments from new and existing shareholders effective immediately. The Funds are expected to cease operations and liquidate on or about February 20, 2024 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “Purchasing, Selling and Exchanging Fund Shares – How to Sell Your Fund Shares” section of the applicable Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Funds will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Funds as of the Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Notwithstanding any capital gains distributions that have taken place to date, the final liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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